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                                                                   Exhibit 10.55



                            THIRD AMENDMENT OF LEASE

         THIS THIRD AMENDMENT OF LEASE (this "Amendment") is made as of the ___ day of April, 2000, between VITAMIN REALTY ASSOCIATES, L.L.C. (the "LESSOR"), a New Jersey limited liability company, having an address at 225 Long Avenue, Hillside, New Jersey 07205, and ALL COMMUNICATIONS CORPORATION (the "LESSEE"), a New Jersey corporation, having an address at 140 Route 22, Mountainside, New Jersey 07092.

                               W I T N E S S E T H

         WHEREAS, pursuant to that certain Lease Agreement dated March 20, 1997 by and between LESSOR and LESSEE, LESSOR leased to LESSEE certain premises consisting of approximately 1,560 rentable square feet of warehouse space on the first floor of the building known as 225 Long Avenue, Hillside, New Jersey (the "Building"), and approximately 7,180 rentable square feet of office space on the second floor of the Building (collectively the "Demised Premises"); and

         WHEREAS, pursuant to that certain First Amendment of Lease dated as of December, 1997, LESSOR and LESSEE amended the Lease to add to the Demised Premises an additional 5,840 rentable square feet of warehouse space on the first floor of the Building; and

         WHEREAS, pursuant to that certain Second Amendment of Lease dated as of December, 1999, (which, together with the Lease Amendment and First Amendment referred to above, shall be referred to herein as the "Lease"), LESSOR and LESSEE amended the Lease to provide that LESSOR Leased to LESSEE a total of 13,730 rentable square feet of warehouse space on the first floor of the Building, and a total of 8,491 rentable square feet of office space on the second floor of the Building; and

         WHEREAS, pursuant to that certain Third Amendment of Lease dated as of June 1, 2000, (which, together with the Lease Amendment, First Amendment and Second Amendment referred to above, shall be referred to herein as the "Lease"), LESSOR and LESSEE amended the Lease to provide that the Demised Premises consists of a total of 18,000 rentable square feet of warehouse space on the first floor of the Building, and a total of 15,215 rentable square feet of office and warehouse space on the second floor of the Building; and

         WHEREAS, LESSOR and LESSEE have agreed to further amend the Lease, on the terms and conditions hereinafter set forth; and

         WHEREAS, all capitalized terms defined in the Lease and not otherwise defined herein shall have their respective meanings set forth in the Lease.


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         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that the Lease is hereby amended as follows:

         1. (a) Commencing as of February 1, 2000 (the "First Additional Space Commencement Date"), LESSOR shall demise to LESSEE, and LESSEE shall lease from LESSOR, the space depicted in Schedule A attached hereto (the "First Additional Space"). For all purposes of the Lease, and this Amendment, the term "Demised Premises" shall, as of the First Additional Space Commencement Date, include the then existing Demised Premises plus the First Additional Space.

                  (b) LESSOR and LESSEE each hereby agrees that the Demised Premises shall, as of the First Additional Space Commencement Date, consist of a total of 18,000 rentable square feet of warehouse space on the first floor of the Building, and a total of 8,491 rentable square feet of office space on the second floor of the Building.

                  (c) Commencing as of May 1, 2000 (the "Second Additional Space Commencement Date"), LESSOR shall demise to LESSEE, and LESSEE shall lease from LESSOR, the space depicted in Schedule B attached hereto (the "Second Additional Space"). For al purposes of the Lease, and this amendment, the term "Demised Premises" shall, as of the Second Additional Space Commencement Date, include the then existing Demised Premises plus the Second Additional Space.

                  (d) LESSOR and LESSEE each hereby agrees that the Demised premises shall, as of the Second Additional Space Commencement Date, consist of a total of 18,000 rentable square feet of warehouse space on the first floor of the Building, and a total of 15,215 rentable square feet of combined warehouse and office space on the second floor of the Building.

         2. (a) Schedule B of the Second Amendment is hereby superseded and replaced with Schedule C annexed hereto.

                  (b) LESSEE's Proportionate Share with respect to the Demised premises shall be 17.01% as of the First Additional Space Commencement Date.

                  (c) LESSEE's Proportionate Share with respect to the Demised Premises shall be 21.32% as of the Second Additional Space Commencement Date.

         3. LESSEE agrees that it has inspected the Demised Premises, and agrees to occupy any additional portions thereof in their "AS IS" condition.

         4. LESSOR and LESSEE each represents to the other that is has not dealt with any broker or agent with respect to the Demised Premises or this Lease and each shall indemnify and hold harmless the other from and against any and all liabilities, claims, suits, demands, judgments, costs, interests and expenses to which it may be subject or suffer by reason of any claim made by any person, firm or corporation for any commission, expense or other compensation as a result of the execution and delivery of this Lease and based on alleged conversations or negotiations by said person, firm or corporation with either LESSOR or LESSEE, as the case may be. LESSOR shall pay any commission due to the Broker pursuant to a separate agreement.


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         5. As hereby modified and amended, the Lease shall remain in full force and effect.

         6. This Amendment and the Lease embody and constitute the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, representations and statements, oral or written, relating to the subject matter hereof are merged into this Amendment.

         7. Neither this Amendment nor any provision contained herein may be amended, modified or extended except by an instrument signed by the party against whom enforcement of such amendment, modifications or extension is sought.

         8. This Amendment may be executed in counterparts, each of which shall be deemed a duplicate original hereof.

         IN WITNESS WHEREOF, this Amendment has been executed by LESSOR and LESSEE as of the day and year first above written.

                                     VITAMIN REALTY ASSOCIATES, L.L.C.



                                     By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                     ALL COMMUNICATIONS CORPORATION



                                     By:
                                              ---------------------------------
                                              Name:
                                              Title:



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                                   SCHEDULE A

                             FIRST ADDITIONAL SPACE








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                                   SCHEDULE B

                             SECOND ADDITIONAL SPACE








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                                   SCHEDULE C

                                   BASIC RENT

                  The Basic Rent shall be payable in equal monthly installments, in advance, on the Basic Rent Payment Dates. The Basic Rent for the Term shall be as follows:

                  (a) for the period from the Commencement Date to, but not including, the Inclusion Date (defined in the First Amendment), the Basic Rent shall be $62,680.00 per annum, payable in equal monthly installments of $5,306.67;

                  (b) for the period from the Inclusion Date to, but not including, the Amendment Commencement Date (defined in the Second Amendment), the Basic Rent shall be $87,040.00 per annum, payable in equal monthly installments of $7,253.33;

                  (c) for the period from the Amendment Commencement Date to, but not including, the First Additional Space Commencement Date (defined in the Third Amendment), the Basic Rent shall be $122,846.00 per annum, payable in equal monthly installments of $10,237,17;

                  (d) for the period from the First Additional Space Commencement Date to, but not including, the Second Additional Space Commencement Date (defined in the Third Amendment), the Basic Rent shall be $139,928.00 per annum, payable in equal monthly installments of $11,660.67;

                  (e) for the period from the Second Additional Space Commencement Date to, but not including, the Expansion Space Commencement Date (defined in the Fourth Amendment), the Basic Rent shall be $193,720.00 per annum, payable in equal monthly installments of $16,143.33;



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